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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (Date of earliest event reported):

                               SEPTEMBER 17, 2002


          Commission             Registrant; State of Incorporation                        IRS Employment
          File Number              Address; and Telephone Number                         Identification No.
       -----------------         ----------------------------------                     -------------------
           001-1370              BRIGGS & STRATTON CORPORATION                               39-0182330
                                 (A Wisconsin Corporation)
                                 12301 West Wirth Street
                                 Wauwatosa, Wisconsin 53222
                                 (414) 259-5333


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                          BRIGGS & STRATTON CORPORATION


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.       Exhibits:

                  See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE

                  On September 17, 2002, each of the Principal Executive Officer, John S. Shiely, and Principal Financial Officer, James E. Brenn, of Briggs & Stratton Corporation submitted to the Securities and Exchange Commission sworn statements dated September 17, 2002 pursuant to Securities and Exchange Commission Order No. 4-460.

                  A copy of each of these statements is attached hereto as an Exhibit (99.3 and 99.4).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BRIGGS & STRATTON CORPORATION

Date:  September 17, 2002           /s/ James E Brenn
                                    -----------------------------------------
                                    James E. Brenn, Senior Vice President and
                                    Chief Financial Officer



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                          BRIGGS & STRATTON CORPORATION
                         (Commission File No. 001-1370)


                           ---------------------------


                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K


                       Date of Report: SEPTEMBER 17, 2002


The following Exhibits are furnished with this Current Report on Form 8-K:

         Exhibit No.

         99.3 Statement Under Oath of Principal Executive Officer dated September 17, 2002.

         99.4 Statement Under Oath of Principal Financial Officer dated September 17, 2002.